Portions  of  this  Exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment. The omitted portions, marked by an * and [ ], have been separately filed with the Commission.







                            TIME BROKERAGE AGREEMENT


                                       for


                           KRRT (TV), KERRVILLE, TEXAS



                                     Between


                                   KRRT, INC.

                                       and


                          RIVER CITY BROADCASTING, L.P.




                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                               PAGE

TIME BROKERAGE AGREEMENT..........................................................................................2
         Section 1 Lease of Station Air Time......................................................................2
                  1.1      Representations. ......................................................................2
                  1.2      Term...................................................................................2
                  1.3      Scope..................................................................................2
                  1.4      Option to Renew........................................................................2
                  1.5      Consideration..........................................................................3
                  1.6      Licensee Operation of Station. ........................................................3
                  1.7      Licensee Representations, Warranties and Covenants. ...................................5
                  1.8      Programmer Responsibility..............................................................6
                  1.9      Contracts..............................................................................6
                  1.10     Use of Station's Studios...............................................................7
         Section 2 Station Public Service Obligations.............................................................7
                  2.1      Licensee Authority.....................................................................7
                  2.2      Additional Licensee Obligations........................................................7
                  2.3      Regulatory Disputes....................................................................9
                  2.4      Responsibility for Employees and Expenses..............................................9
         Section 3 Station Programming Policies..................................................................11
                  3.1      Broadcast Station Programming Policy Statement........................................11
                  3.2      Licensee Control of Programming.......................................................12
                  3.3      Programmer Compliance with Copyright Act..............................................12
                  3.4      Sales. ...............................................................................12
                  3.5      Children's Television Advertising.....................................................13
                  3.6      Payola. ..............................................................................13
                  3.7      Cooperation on Programming............................................................13
         Section 4 Indemnification...............................................................................14
                  4.1      Programmer's Indemnification..........................................................14
                  4.2      Licensee's Indemnification............................................................15
                  4.3      Procedure.............................................................................15
                  4.4      Time Brokerage Challenge..............................................................15
         Section 5 Access to Programmer Materials and Correspondence.............................................16
                  5.1      Confidential Review...................................................................16
                  5.2      Political Advertising.................................................................16
         Section 6 Termination and Remedies Upon Default.........................................................17
                  6.1      Right of Termination..................................................................17
                  6.2      Termination Requirements and Procedures...............................................18
                  6.3      Force Majeure.........................................................................18
         Section 7 Miscellaneous.................................................................................19
                  7.1      Assignment.  .........................................................................19

                                        i




                  7.2      Call Letters.  .......................................................................19
                  7.3      Counterparts. ........................................................................19
                  7.4      Entire Agreement......................................................................19
                  7.5      Taxes.................................................................................19
                  7.6      Headings. ............................................................................20
                  7.7      Governing Law. .......................................................................20
                  7.8      Notices. .............................................................................20
                  7.9      Invalidity. ..........................................................................22
                  7.10     Mandatory Carriage/Retransmission Consent Election. ..................................22


                                       ii

                              Table of Attachments
                              --------------------


Attachment 1.5                      Schedule of Operating Expenses and Other
                                    Payments by Programmer

Attachment 1.9                      Programming Contracts Assumed

Attachment 3.1                      Broadcast Station Programming Policy
                                    Statement

Attachment 3.6                      Payola Affidavit

                            TIME BROKERAGE AGREEMENT
                            ------------------------



     TIME BROKERAGE AGREEMENT, made this 3 day of August, 1995, by and between KRRT, Inc., a Texas corporation (the "Licensee") and River City Broadcasting, L.P., a Delaware limited partnership (the "Programmer").

     WHEREAS Licensee has acquired Television Station KRRT(TV) , Kerrville, Texas (the "Station") from Paramount Stations Group of Kerrville Inc. and Paramount Stations Group Inc.;

     WHEREAS Programmer is experienced in television station ownership and operation and is the licensee of Television Station KABB(TV), San Antonio, Texas;

     WHEREAS Licensee wishes to retain Programmer to provide programming for the Station that is in conformity with Station policies and procedures, Federal Communications Commission ("FCC") policies for time brokerage arrangements, and the provisions hereof;

     WHEREAS Programmer agrees to use the Station exclusively to broadcast such programming of its selection that is in conformity with all rules, regulations and policies of the FCC, subject to Licensee's full authority to manage and control the operation of the Station; and

     WHEREAS Programmer and Licensee agree to cooperate to make this Time Brokerage Agreement work to the benefit of the public and both parties and as contemplated in this Agreement;

     NOW, THEREFORE, in consideration of the above recitals and mutual promises and covenants contained herein, the parties, intending to be legally bound, agree as follows:

                                    Section 1
                                    ---------

                            Lease of Station Air Time

                  1.1 Representations. Both Licensee and Programmer represent that they are legally qualified, empowered and able to enter into this Agreement.

                  1.2 Term. This Agreement shall be in force from and after the date hereof for a period of five (5) years unless otherwise extended or terminated as set forth below.

                  1.3 Scope. During the term of this Agreement and any renewal thereof, Licensee shall make available to Programmer time on the Station as set forth in this Agreement. Programmer shall deliver such programming, at its expense, to the Station's transmitter facilities or other authorized remote control points as reasonably designated by Licensee. Subject to Licensee's reasonable approval, as set forth in this Agreement, and subject to Sections
2.1, 2.2, 3.1 and 3.2 hereof, Programmer shall provide programming of its selection complete with commercial matter, news, public service announcements and other suitable programming to the Licensee up to one hundred sixty-two hours per week. Notwithstanding the foregoing, the Licensee may use such time as it may need to serve the public interest through the broadcast of its own regularly scheduled programming. The schedule of broadcast time reserved by Licensee may vary on a weekly basis and will be established by mutual agreement between Licensee and Programmer.

                  1.4 Option to Renew. Subject to the rights of Licensee and Programmer to terminate this Agreement pursuant to Section 6 hereof, Programmer shall have the right to extend the initial term of this Agreement for one additional term of five years upon sixty (60) days' written notice to Licensee prior to the expiration of such term.

                  1.5 Consideration. As consideration for the air time made available during the term hereof and any renewal periods, Programmer shall make payments to Licensee as set forth in Attachment 1.5.

                  1.6 Licensee Operation of Station. Licensee will have full authority, power and control over the management and operations of the Station during the initial term of this Agreement and during any renewal of such term. Licensee will bear all responsibility for Station's compliance with all applicable provisions of the Communications Act of 1934, as amended ("the Act"), the rules, regulations and policies of the FCC and all other applicable laws. Licensee shall be solely responsible for and pay in a timely manner all operating costs of the Station, including but not limited to the expenses listed on Attachment 1.5, which shall include the costs of maintenance of the studio and transmitting facility and costs of electricity, provided that Programmer shall be responsible for the costs of its programming as provided in Sections
1.8 and 2.3 hereof. Licensee shall employ at its expense management level or other employees consisting of, at a minimum, a General Manager and another employee, who will direct the day-to-day operations of the Station, and who will report to and be accountable to the Licensee. Licensee shall be responsible for the salaries, taxes, insurance and related costs for all personnel employed by Licensee and shall maintain its eligibility for insurance satisfactory to Programmer covering the Station's studios, offices and transmission facilities. During the initial term of the Agreement and any renewal hereof, Programmer agrees to perform, without charge, routine monitoring of the Station's transmitter performance and tower lighting, if and when requested by Licensee.

                  1.7  Licensee   Representations,   Warranties  and  Covenants.
Licensee represents and warrants as follows:

                       (a) During the term of this Agreement and any renewal thereof, Licensee will hold all licenses and other permits and authorizations necessary for the operation of the Station, and such licenses, permits and authorizations are and will be in full force and effect throughout the term of this Agreement and any renewal thereof. There is not pending, or to Licensee's best knowledge, threatened, any action by the FCC or by any other party to revoke, cancel, suspend, refuse to renew or modify adversely any of such licenses, permits or authorizations. To the best of Licensee's knowledge, Licensee is not in violation of any statute, ordinance, rule, regulation, policy, order or decree of any federal, state or local entity, court or authority having jurisdiction over it or the Station, which would have an adverse effect upon the Licensee, its assets, the Station or upon Licensee's ability to perform this Agreement. Licensee shall not take any action or omit to take any action which would have an adverse impact upon the Licensee, its assets, the Station or upon Licensee's ability to perform this Agreement. All reports and applications required to be filed with the FCC or any other governmental body during the course of the initial term of this Agreement or any renewal thereof, will be filed in a timely and complete manner. The facilities of the Station will be maintained in accordance with good engineering practice and will comply in all material respects with the engineering requirements set forth in the FCC authorizations, permits and licenses for the Station, and Licensee will ensure that the Station broadcasts a high quality signal to its service area (except at such time where reduction of power is required for routine or emergency maintenance). Licensee, throughout the term of this Agreement and any renewal thereof, will maintain good and marketable title to all of the assets and properties used and useful in the operation of the Station. During the term of this Agreement and any renewal thereof, Licensee shall not dispose of, transfer, assign or pledge any of such assets and properties except with the prior written consent of the Programmer, if such action would adversely affect Licensee's performance hereunder or the business and operations of Licensee or the Station permitted hereby.

                       (b) Licensee shall pay, in a timely fashion, all of the expenses incurred in operating the Station including lease payments, utilities, taxes, etc., as set forth in Attachment 1.5, and shall provide Programmer with a certificate of such timely payment within thirty (30) days of the end of each month.

                  1.8 Programmer Responsibility. Programmer shall be solely responsible for all expenses attributable to its programming on the Station, including but not limited to any expenses incurred in the origination and/or delivery of programming from any remote location and for any publicity or promotional expenses incurred by Programmer, including, without limitation, ASCAP, BMI and SESAC music license fees for all programming provided by Programmer. Such payments by Programmer shall be in addition to any other payments to be made by Programmer under this Agreement, including those required to be made pursuant to Attachment 1.5.

                  1.9 Contracts. Programmer will assume Licensee's rights and obligations under the contracts listed on Attachment 1.9 hereto. Programmer will not assume any of Licensee's other contracts or leases. Programmer will enter into no third-party contracts, leases or agreements which will bind Licensee in any way except with Licensee's prior written approval.

                  1.10 Use of Station's Studios. Subject to Licensee's own programming needs, Licensee agrees to provide Programmer with access to the Station's complete facilities including the studios and broadcast equipment for use by Programmer, if it so desires, in providing programming for the Station. Subject to the overall supervision by Licensee and its employees, Programmer shall and may peacefully and quietly have the full use of and enjoy the use of the Station's facilities, studios and equipment free from any hindrance from any person or persons whomsoever claiming by, through or under Licensee. Unless otherwise permitted by the Licensee and subject to the overall supervision of Licensee, Programmer shall use the studios and equipment only for the purpose of producing programming for the Station.

                                    Section 2
                                    ---------

                       Station Public Service Obligations

                  2.1 Licensee Authority. Notwithstanding any other provision of this Agreement, Programmer recognizes that Licensee has certain obligations to operate the Station in the public interest, and to broadcast programming to meet the needs and interests of its community of license, the Station's service area and the educational and informational needs of children. From time to time the Licensee shall air, or shall require Programmer to air, programming on issues of importance to the local community and educational and informational programming for children aged 16 years and younger. Nothing in this Agreement shall abrogate the unrestricted authority of the Licensee to discharge its obligations to the public and to comply with the Act and the rules and policies of the FCC.

                  2.2 Additional Licensee Obligations.

                       (a) Although both parties shall cooperate in the broadcast of emergency information over the Station, Licensee shall also retain the right to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of Licensee, is of greater local or national public importance.

                       (b) Licensee shall also coordinate with Programmer the Station's hourly station identification and any other announcements required to be aired by FCC rules.

                       (c) Licensee and Programmer shall cooperate in ensuring compliance with the FCC's rules and requirements governing uses of the Station's facilities by legally qualified candidates for public office, including Licensee's obligation to provide reasonable access to legally qualified federal candidates. Programmer will provide Licensee with copies of any material setting forth terms and/or conditions for the availability of political advertising time on the Station in advance of public dissemination of such material so that Licensee may provide its input as to such material.

                       (d) Licensee shall (i) continue to maintain and staff a main studio, as that term is defined by the FCC, within the Station's principal community contour, (ii) maintain its local public inspection file within Kerrville, Texas, and (iii) prepare and place in such inspection file or files in a timely manner all material required by Section 73.3526 of the FCC's Rules, including without limitation the Station's quarterly issues and program lists; information concerning the broadcast of children's educational and informational programming; and documentation of compliance with commercial limits applicable to certain children's television programming. Programmer shall, upon request by Licensee, provide Licensee with such information concerning Programmer's programs and advertising as is necessary to assist Licensee in the preparation of such information or to enable Licensee to verify independently the Station's compliance with the Children's Television Act or any other laws, rules, regulations or policies applicable to the Station's operation.

                       (e) Programmer agrees to provide to Licensee such information as Licensee may request concerning Programmer's recruitment, hiring or employment practices in connection with Programmer's provision of programming to the Station.

                       (f) Licensee shall also maintain the station logs, receive and respond to telephone inquiries, control and oversee any remote control point for the Station.

                  2.3 Regulatory Disputes. In the event of a dispute between Licensee and Programmer as to whether any aspect of the Station's operation violates the Communications Act of 1934, as amended, or any applicable rule, regulation or policy of the FCC, Licensee and Programmer will jointly select one or more persons qualified to mediate the dispute. Programmer and Licensee will pay for the fees of a communications attorney and/or engineer to advise the mediator, if such services are necessary. Programmer and Licensee recognize that the views of any such mediator are merely advisory, that Licensee retains the ultimate decision making authority over regulatory compliance matters, and that Licensee has the right to require that Programmer cure any violation of the Communications Act of 1934, as amended, or the rules, regulations and policies of the FCC at the earliest practical opportunity.

                  2.4 Responsibility for Employees and Expenses. Programmer shall employ and be solely responsible for the salaries, taxes, insurance and related costs for all personnel used in the sale of commercial advertising time and the production of Programmer's programming (including salespeople, traffic personnel, board operators and programming staff). Licensee will provide and be responsible for the Station personnel necessary for the broadcast transmission of Programmer's programs (including, without limitation, the Station's General Manager and other employee), and will be responsible for the salaries, taxes, insurance and related costs for all the Station personnel used in the broadcast transmission of Programmer's programs and necessary to other aspects of Station operation. Whenever on the Station's premises, all employees of Programmer shall be subject to the overall supervision of Licensee's General Manager and/or other employee.

                                    Section 3
                                    ---------

                          Station Programming Policies

                  3.1 Broadcast Station Programming Policy Statement. Licensee has adopted a Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which appears as Attachment 3.1 hereto and which may be amended from time to time by Licensee upon notice to Programmer. Programmer agrees and covenants to comply in all material respects with the Policy Statement, with all rules and regulations of the FCC, and with all changes subsequently made by Licensee or the FCC. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity with the rules, regulations and policies of the FCC and with Policy Statement set forth in Attachment 3.1 hereto. All advertising spots and promotional material or announcements shall comply with applicable federal, state and local regulations and policies and the Policy Statement, and shall be produced in accordance with quality standards established by Programmer. If Licensee determines that a program, commercial announcement or promotional material supplied by Programmer is for any reason, with Licensee's sole discretion, unsatisfactory or unsuitable or contrary to the public interest, or does not comply with the Policy Statement it may, upon written notice to Programmer (to the extent time permits such notice), suspend or cancel such program, commercial announcement or promotional material and substitute its own programming or require Programmer to provide suitable programming, commercial announcement or other announcement or promotional material.

                  3.2 Licensee Control of Programming. Programmer recognizes that Licensee has full authority to control the operation of the Station. The parties agree that Licensee's authority includes but is not limited to the right to reject or refuse such portions of the Programmer's programming which Licensee believes to be contrary to the public interest. Programmer shall have the right to change the programming supplied to Licensee and shall give Licensee at least twenty-four (24) hours notice of substantial and material changes in such programming. Licensee and Programmer will cooperate in an effort to avoid conflicts regarding programming on the Station.

                  3.3 Programmer Compliance with Copyright Act. Programmer represents and warrants to Licensee that Programmer has full authority to broadcast its programming on the Station and that Programmer shall not broadcast any material in violation of the Copyright Act. All music supplied by Programmer shall be: (i) licensed by ASCAP, SESAC or BMI; (ii) in the public domain; or
(iii) cleared at the source by Programmer. Licensee will maintain ASCAP, BMI and SESAC licenses as necessary. The right to use the programming and to authorize its use in any manner shall be and remain vested in Programmer.

                  3.4 Sales. Programmer shall retain all of the Station's network compensation revenues, any promotion-related revenues received from any network or program supplier with respect to affiliation or any particular program, retransmission consent revenues and all revenues from the sale of advertising time within the programming it provides to the Licensee. Programmer may sell advertising on the Station in combination with any other broadcast stations of its choosing. Programmer shall be responsible for payment of the commissions due to any national sales representative engaged by it for the purpose of selling national advertising which is carried during the programming it provides to Licensee. Unless otherwise agreed between the parties, Licensee shall retain all revenues from the sale of Station's advertising during its own programming, with the exception provided for certain political advertising as set forth in Section 5.2 herein. Licensee and Programmer each shall have the right, at their own expense, to seek copyright royalty payments for their own programming.

                  3.5 Children's Television Advertising. Programmer agrees that it will not broadcast advertising in programs originally designed for children aged 12 years and under in excess of the amounts permitted under applicable FCC rules.

                  3.6 Payola. Programmer agrees that it will not accept, and will not permit any of its employees to accept, any consideration, compensation, gift or gratuity of any kind whatsoever, regardless of its value or form, including, but not limited to, a commission, discount, bonus, material, supplies or other merchandise, services or labor (collectively "Consideration"), whether or not pursuant to written contracts or agreements between Programmer and merchants or advertisers, unless the payer is identified in the program for which Consideration was provided as having paid for or furnished such Consideration, in accordance with the Act and FCC requirements. Programmer agrees to annually, or more frequently at the request of the Licensee, execute and provide Licensee with a Payola Affidavit, substantially in the form attached hereto as Attachment 3.6.

                  3.7 Cooperation on Programming. Programmer and Licensee mutually acknowledge their interest in ensuring that the Station serves the needs and interests of the residents of Kerrville, Texas and the surrounding service area and agree to cooperate in doing so. Licensee shall, on a regular basis, assess the issues of concern to residents of Kerrville and the surrounding area and address those issues in its public service programming. Licensee shall describe those issues and responsive programming and place issues/programs lists in the Station's public inspection file as required by FCC rules. Further, Licensee may request, and Programmer shall provide, information concerning such of Programmer's programs as are responsive to community issues so as to assist Licensee in the satisfaction of its public service programming obligations. Licensee shall also evaluate the local need for children's educational and informational programming and shall inform Programmer of its conclusions in that regard. Licensee, in cooperation with Programmer, will ensure that educational and informational programming for children aged 16 years and younger is broadcast over Station in compliance with applicable FCC requirements. Programmer shall also provide Licensee upon request such other information necessary to enable Licensee to prepare records and reports required by the Commission or other local, state or federal government entities.

                                    Section 4
                                    ---------

                                 Indemnification

                  4.1 Programmer's Indemnification. Programmer shall indemnify and hold harmless Licensee from and against any and all claims, losses, costs, liabilities, damages, expenses, including any FCC fines or forfeitures (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description, including but not limited to, slander or defamation or otherwise arising out of Programmer's broadcasts and sale of advertising time under this Agreement and the actions and conduct of Programmer's employees acting under this Agreement and financing agreements with Programmer's lenders to the extent permitted by law.

                  4.2 Licensee's Indemnification. Licensee shall indemnify and hold harmless Programmer from and against any and all claims, losses, costs, liabilities, damages, expenses, including any FCC fines or forfeitures (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description, arising out of broadcasts originated by Licensee pursuant to this Agreement (except insofar as such liability arises from Programmer's gross negligence or willful misconduct) to the extent permitted by law.

                  4.3 Procedure. Neither Licensee nor Programmer shall be entitled to indemnification pursuant to this section unless such claim for indemnification is asserted in writing delivered to the other party, together with a statement as to the factual basis for the claim and the amount of the claim. The party making the claim (the "Claimant") shall make available to the other party (the "Indemnitor") the information relied upon by the Claimant to substantiate the claim. With respect to any claim by a third party as to which the Claimant is entitled to seek indemnification hereunder, the Indemnitor shall have the right at its own expense to participate in or assume control of the defense of the claim, and the Claimant shall cooperate fully with the Indemnitor, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant at the request of the Indemnitor. If the Indemnitor does not elect to assume control or participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to the claim.

                  4.4 Time Brokerage Challenge. If this Agreement is challenged at the FCC or in another administrative or judicial forum, whether or not in connection with the Station's license renewal application, counsel for the Licensee and counsel for the Programmer shall jointly defend the Agreement and the parties, performance thereunder throughout all such proceedings. If portions of this Agreement do not receive the approval of the FCC Staff, then the parties shall reform the Agreement as necessary to satisfy the FCC Staff's concerns or seek reversal of the Staff's decision and approval from the full Commission on appeal.

                                    Section 5
                                    ---------

                Access to Programmer Materials and Correspondence

                  5.1 Confidential Review. Prior to the broadcast of any programming by Programmer on the Station under this Agreement, Programmer shall acquaint Licensee, upon request, with the nature and type of the programming to be provided. Licensee shall be entitled to review at its discretion from time to time on a confidential basis any of Programmer's programming material it may reasonably request. Programmer shall promptly provide Licensee with copies of all correspondence and complaints received from the public (including any telephone logs of complaints called in), copies of all program logs and promotional materials. However, nothing in this section shall entitle Licensee to review the internal corporate or financial records of Programmer.

                  5.2 Political Advertising. Programmer shall cooperate with Licensee to assist Licensee in complying with all rules of the FCC regarding political broadcasting. Licensee shall promptly supply to Programmer, and Programmer shall promptly supply to Licensee, such information, including all inquiries concerning the broadcast of political advertising, as may be necessary to comply with FCC rules and policies, including the lowest unit rate, equal opportunities, reasonable access, political file and related requirements of federal law. Licensee, in consultation with Programmer, shall develop a statement which discloses its political broadcasting policies to political candidates, and Programmer shall follow those policies in the sale of political programming and advertising. In the event that Programmer fails to satisfy the political broadcasting requirements under the Act and the rules and regulations of the FCC and such failure inhibits Licensee in its compliance with the political broadcasting requirements of the FCC, then to the extent reasonably necessary to assure such compliance, Programmer shall either provide rebates to political advertisers or release advertising availabilities to Licensee.

                                    Section 6
                                    ---------

                      Termination and Remedies Upon Default

                  6.1 Right of Termination. In addition to other remedies available at law or equity, and subject to the requirements of Section 6.2, this Agreement may be terminated as set forth below by either Licensee or Programmer by written notice to the other if the party seeking to terminate is not then in material default or breach hereof, upon the occurrence of any of the following:

                           (a) by  either  party  upon six (6)  months,  written
notice to the other party;

                           (b) this Agreement is declared  invalid or illegal in
whole or substantial part by an order or decree of an administrative agency or court of competent jurisdiction and such order or decree has become final and no longer subject to further administrative or judicial review;

                           (c) the  other  party is in  material  breach  of its
obligations hereunder and has
failed to cure such breach within thirty (30) days of notice from the non-breaching party;

                           (d) the mutual consent of both parties; or

                           (e) there has been a  material  change in FCC  rules,
policies or precedent that would cause this Agreement to be in violation thereof and such change is in effect and not the subject of an appeal or further administrative review, provided that in such event the parties shall first negotiate in good faith and attempt to agree on an amendment to this Agreement that will provide the parties with a valid, binding and enforceable agreement that conforms to the new FCC rules, policies or precedent.

                  6.2      Termination Requirements and Procedures.

                           (a) If either party exercises its  termination  right
under Section 6.1(a), such party shall pay the other party on the effective date of termination the sum of One Million Dollars ($1,000,000).

                           (b) Subject to Section 6.1(a),  and unless  otherwise
mutually agreed by Programmer and Licensee, any termination of this Agreement shall become effective sixty (60) days after notice of termination is provided by Programmer or Licensee pursuant to Section 6.1.

                  6.3 Force Majeure. Any failure or impairment of the Station's facilities or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods and any other cause not reasonably within the control of Licensee, shall not constitute a breach of this Agreement and Licensee will not be liable to Programmer.

                                    Section 7
                                    ---------

                                  Miscellaneous

                  7.1 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Neither party may assign its rights and obligations under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld. In the event of such an assignment or succession in accordance with this Agreement, all references herein to Programmer or Licensee, as the case may be, shall be deemed to refer to such assignee or successor.

                  7.2 Call Letters. Licensee will consider any reasonable request by Programmer to change the call letters of the Station, it being understood and agreed that Licensee will be responsible for paying all costs associated with any such change in call letters.

                  7.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

                  7.4 Entire Agreement. This Agreement and the Attachments hereto embody the entire agreement and understanding of the parties and supersede any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

                  7.5 Taxes. Licensee and Programmer shall each pay their own ad valorem taxes, if any, which may be assessed on such party's respective personal property for the periods that such items are owned by such party, provided that such ad valorem taxes assessed on Licensee's personal property used for the operation of the Station shall be included on Attachment 1.6. Programmer shall pay all taxes, if any, to which the consideration specified in Section 1.5 herein is subject, provided that Licensee is responsible for payment of its own income taxes.

                  7.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

                  7.7 Governing Law. The obligations of Licensee and Programmer are subject to applicable federal, state and local law, rules and regulations, including, but not limited to, the Act and the Rules and Regulations of the FCC. The construction and Performance of the Agreement will be governed by the laws of the State of Texas.

                  7.8 Notices. Any notice, demand or request required or permitted to be given under the provisions of the Agreement shall be in writing and shall be deemed to have been duly delivered on the date of personal delivery or on the date of receipt if mailed by registered or certified mail, postage prepaid and return receipt requested, or if delivered by overnight courier, and shall be deemed to have been received on the date of personal delivery or on the date set forth on the return receipt, to the following addresses, or to such other address as any party may request, in the case of Licensee, by notifying Programmer, and in the case of Programmer, by notifying Licensee.

                  To Programmer:
                  --------------

                           River City Broadcasting, L.P.
                           1215 Cole Street
                           St. Louis, Missouri 63106
                           Attention:       Mr. Larry Marcus


                  Copy to:
                  --------

                           Dow, Lohnes & Albertson
                           1255 23rd Street, N.W. Suite 500
                           Washington, DC 20037
                           Attention:       Kevin F. Reed, Esq.

                  To Licensee:
                  ------------

                           KRRT, Inc.
                           Station WJET-TV
                           8455 Peach Street
                           Erie, Pennsylvania 16509
                           Attention:       John Kanzius

                  Copies to:
                  ----------

                           Reddy, Begley & Martin
                           1001 22nd Street, N.W.
                           Washington, D.C. 20037
                           Attention:       Dennis F. Begley

                  7.9 Invalidity. If any provision of this Agreement or the application thereof to any person or circumstances shall be held invalid or unenforceable to any extent, the parties shall negotiate in good faith and attempt to agree on an amendment to this Agreement that will provide the parties with substantially the same rights and obligations, to the greatest extent possible, as the original Agreement in valid, binding and enforceable form.

                  7.10 Mandatory Carriage/Retransmission Consent Election. Licensee shall consult with Programmer prior to making any election of mandatory carriage rights or retransmission consent pursuant to Section 76.64 of the FCC's Rules and the provisions of the Cable Television Consumer Protection and Competition Act of 1992.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                               LICENSEE:
                               ---------



                               By:   /s/ Marvin Jones
                                   ------------------------
                                     Marvin Jones
                                     CEO


                               PROGRAMMER:
                               -----------

                               RIVER CITY BROADCASTING, L.P.
                               By:  BETTER COMMUNICATIONS, INC., General Partner



                               By:   /s/ Larry D. Marcus
                                   -----------------------------
                                     Larry D. Marcus
                                     Vice President

The informaion, below marked by * and [ ], has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.


                                 ATTACHMENT 1.5

         During the term of the Time Brokerage Agreement and any renewal thereof, programmer will pay to Licensee a monthly payment (the "LMA Payment") equal to the sum of: (i) an amount (the "Base Payment") representing the estimated cost (as per Schedule A attached hereto) to Licensee of operating the Station for the month following the month in which the LMA Payment is due, and
(ii) the amount (the "Loan Payment") of principal and/or interest due by Licensee to Bank of Montreal, as Agent, under the terms of that certain Credit Agreement dated as of August 3. 1995 between Licensee and the Lenders thereto, which amount is estimated per Schedule B attached hereto, The initial LMA Payment of [*******] per Schedule A and Schedule B shall be made on the date of execution hereof, Thereafter, the LMA Payment, together with the Licensee Fee, as hereinafter defined, if applicable, shall be made on or before the last business day of each month commencing August 31, 1995. The Base Payment shall be adjusted periodically by the parties in good faith to reflect: (i) changes in the Station's operating costs, and (ii) capital expenditures reasonably necessary for the continuation of the Station's broadcast signal, so that Licensee will recover all of its expenses and capital expenditures relating to operations of the Station.

         In addition to the LMA Payment, during the initial 18 months of the term of the Time Brokerage Agreement, Programmer will pay to Licensee an advance monthly payment (the "Licensee Fee") of Fifty- Five Thousand Five Hundred Fifty-Five Dollars ($55,555). During the renewal period the Licensee Fee will be Eight Thousand Three Hundred Thirty-Four Dollars ($8,334) per month, The Licensee Fee shall be payable on the same dates that the LMA Payments are due, commencing the date hereof.

         Notwithstanding anything in the Time Brokerage Agreement or this Attachment 1.5 to the contrary, Programmer's obligation to pay the Licensee Fee to Licensee shall survive the termination of the Time Brokerage Agreement by Programmer pursuant to Section 6,1(a) thereof or by Licensee pursuant to Section 6.1(c) thereof, but shall cease upon any other termination of the Time Brokerage Agreement.

         This  compensation   schedule  is  based  upon  the  Programmer  having
exclusive rights to provide programming on the Station for the entirety of the airtime not reserved for Licensee pursuant to Section 1.3.

The information, below marked by * and [ ], has been omitted pursuant to a request for confidential treatment. The omitted portions have been separately filed with the Commission.



River City Broadcasting
KRRT LMA
Attachment 1.5 Schedule A
LMA Payment Schedule

Expenses Category                                                 1st Pmt       Estimated      Estimated
                                                   Amount      Aug-Dec 1995    Jan-Dec 1996   Jan-Dec 1997
                                                  --------     ------------    ------------   ---------
Salaries                                          [*****]         [*****]        [*****]        [*****]
Payroll Taxes                                     [*****]         [*****]        [*****]        [*****]
Employee Benefits                                 [*****]         [*****]        [*****]        [*****]
Transmitter R & M                                 [*****]         [*****]        [*****]        [*****]
Legal & Accounting                                [*****]         [*****]        [*****]        [*****]
Insurance                                         [*****]         [*****]        [*****]        [*****]
FCC License Fee                                   [*****]         [*****]        [*****]        [*****]
Utilities                                         [*****]         [*****]        [*****]        [*****]
Studio rental                                     [*****]         [*****]        [*****]        [*****]
Office / Entertainment Expenses                   [*****]         [*****]        [*****]        [*****]
Rating Service                                    [*****]         [*****]        [*****]        [*****]
Program Payments*                                 [*****]         [*****]        [*****]        [*****]

            Total Operating LMA Payment           [*****]         [*****]        [*****]        [*****]

Interest Payments                                 [*****]         [*****]        [*****]        [*****]
Principal Payments                                [*****]         [*****]        [*****]        [*****]
JJK Licensee Fee                                  [*****]         [*****]        [*****]        [*****]

            Total LMA Payments                 $  128,213       1,565,912      6,353,584     7,131,770

Expenses Category                                Estimated      Estimated      Estimated
(continued)                                     Jan-Dec 1998   Jan-Dec 1999   Jan-Dec 2000
                                                ------------   ------------   ---------
Salaries                                           [*****]        [*****]        [*****]
Payroll Taxes                                      [*****]        [*****]        [*****]
Employee Benefits                                  [*****]        [*****]        [*****]
Transmitter R & M                                  [*****]        [*****]        [*****]
Legal & Accounting                                 [*****]        [*****]        [*****]
Insurance                                          [*****]        [*****]        [*****]
FCC License Fee                                    [*****]        [*****]        [*****]
Utilities                                          [*****]        [*****]        [*****]
Studio rental                                      [*****]        [*****]        [*****]
Office / Entertainment Expenses                    [*****]        [*****]        [*****]
Rating Service                                     [*****]        [*****]        [*****]
Program Payments*                                  [*****]        [*****]        [*****]

            Total Operating LMA Payment            [*****]        [*****]        [*****]

Interest Payments                                  [*****]        [*****]        [*****]
Principal Payments                                 [*****]        [*****]        [*****]
JJK Licensee Fee                                   [*****]        [*****]        [*****]

            Total LMA Payments                 $ 7,487,069      7,767,350     5,594,589

* May be adjusted to the extent in which existing program contracts are assigned to RCB.

River City Broadcasting
Attachment 1.5 Schedule B
KRRT, Inc.
21,000,000 Principal @ 8.5% Interest
Monthly Amortization and Interest Payments


Year                          Jan           Feb           Mar          Apr          May          Jun         Jul
- --------  ------------- --------------- ------------  ------------ -----------  ------------ ----------- -----------
0         Aug 3-Dec
          95
          Int @ 8.5%

1         Jan-Dec 96
          Debt Amort    166,667         166,667       166,667      166,667      166,667      166,667     166,667
          Int @ 8.5%    148,750         147,569       146,369      145,206      144,028      142,847     141,667
                        --------------- ------------  ------------ -----------  ------------ ----------- -----------
          Total Pays    315,417         314,238       313,056      311,875      310,694      309,514     308,333

2         Jan-Dec 97
          Debt Amort    333,333         333,333       333,333      333,333      333,333      333,333     333,333
          Int @ 8.5%    134,583         132,222       129,861      127,500      125,778      122,778     120,417
                        --------------- ------------  ------------ -----------  ------------ ----------- -----------
          Total Pays    467,917         465,556       463,194      460,833      458,472      456,111     453,750

3         Jan-Dec 98
          Debt Amort    416,667         416,667       416,667      416,667      416,667      416,667     416,667
          Int @ 8.5%    106,250         103,229       100,347       97,444       94,444       91,493      88,542
                        --------------- ------------  ------------ -----------  ------------ ----------- -----------

4         Jan-Dec 99
          Debt Amort    483,333         483,333       483,333      483,333      483,333      483,333     483,333
          Int @ 8.5%     70,833          67,410        63,986       60,583       57,139      53,715       50,292
                        --------------- ------------  ------------ -----------  ------------ ----------- -----------
          Total         554,167         550,743       547,319      543,896      540,472      537,049     533,625

5         Jan-Dec 00
          Debt Amort    350,000         350,000       350,000      350,000      350,000      350,000     350,000
          Int @ 8.5%     29,750          27,271        24,792       22,313       19,833       17,354      14,875
                        --------------- ------------  ------------ -----------  ------------ ----------- -----------
          Total Pays    379,750         377,271       374,792      372,313      309,833      367,354     384,875



Year                       Aug         Sep          Oct         Nov         Dec        Annual
- --------  -----------   ----------- -----------  ----------- -----------  ---------- ------------
0         Aug 3-Dec
          95            139,153     148,750      148,750     148,750      148,750    734,153
          Int @ 8.5%

1         Jan-Dec 96
          Debt Amort    166,667     166,667      166,667     166,667      166,667    2,000,000
          Int @ 8.5%    140,466     139,306      138,125     136,944      135,764    1,707,083
                        ----------- -----------  ----------- -----------  ---------- ------------
          Total Pays    307,153     304,972      304,792     303,611      302,431    3,707,083

2         Jan-Dec 97
          Debt Amort    333,333     333,333      333,333     333,333      333,333    4,000,000
          Int @ 8.5%    118,056     115,084      113,333     110,972      108,611    1,459,167
                        ----------- -----------  ----------- -----------  ---------- ------------
          Total Pays    451,389     449,028      446,667     444,306      441,944    5,459,167

3         Jan-Dec 98
          Debt Amort    416,667     416,667      416,667     416,667      416,667    5,000,000
          Int @ 8.5%     85,590      82,639       79,666      76,736       73,785    1,080,208
                        ----------- -----------  ----------- -----------  ---------- ------------

4         Jan-Dec 99
          Debt Amort    483,333     483,333      483,333     483,333      483,333    5,800,000
          Int @ 8.5%     46,868      43,444       40,021      36,597       33,174     624,042
                        ----------- -----------  ----------- -----------  ---------- ------------
          Total         530,201     528,778      523,354     519,931      516,507    6,424,042

5         Jan-Dec 00
          Debt Amort    350,000     350,000      350,000     350,000      350,000    4,200,000
          Int @ 8.5%     12,396       9,917       7,437        4,958         2,479    193,375
                        ----------- -----------  ----------- -----------  ---------- ------------
          Total Pays    382,396     359,917      357,438     354,958      352,479    4,393,375

                                    Total Amortization of Monies                    21,000,000

                                    Total Interest Payments                          5,063,875

                                    Total Payments                                  26,063,875

                                 ATTACHMENT 1.9
                                 --------------

                          Programming Contracts Assumed

                                 ATTACHMENT 3.1
                                 --------------

                 Broadcast Station Programming Policy Statement

         Programmer agrees to cooperate with Licensee in the broadcasting of programs of the highest possible standard of excellence and for this purpose to observe the following regulations in the preparation, writing and broadcasting of its programs.

         I. No Plugola or Payola. Except for commercial messages aired in compliance with 47 C.F.R.ss.73.1212, Programmer shall not receive any consideration in money, goods, services, or otherwise, directly or indirectly (including to relatives) from any persons or company for the presentation of any programming over the Station without reporting the same to Licensee's general manager. The commercial mention of any business activity or "plug" for any commercial, professional, or other related endeavor, except where contained in actual commercial message of a sponsor, is prohibited.

         II. No Lotteries. Announcements giving any information about lotteries or games prohibited by federal or state law or regulation are prohibited.

         III. Election Procedures. At least fifteen 915) days before the start of any primary or election campaign, Programmer will clear with Licensee's general manager the rates Programmer will charge for the time to be sole to candidates for the public office and/or their suporters to make certain that the rates charged are in conformance with applicable law and Station policy.

         IV.               Required  Announcements.  Programmer  shall broadcast
                  (i) an announcement in a form satisfactory to Licensee at the beginning of each hour to identify KRRT and (ii) any other announcements that may be required by law, regulation, or Licensee policy.

         V. No Illegal Announcements. No announcements or promotion prohibited by federal or state law or regulation shall be made over to the Station. Any game, contest, or promotion relating to or to be presented over the Station must be fully stated and explained in advance to Licensee, which reserves the right in its sole discretion to reject any game, contest, or promotion.

         VI. Licensee Discretion Paramount. In accordance with the Licensee's responsibility under the Communications Act of 1934, as amended, and the Rules and Regulations of the Federal Communications Commission, Licensee reserves the right to reject or terminate any advertising proposed to be presented or being presented over the Station which is in conflict with Station policy or which in Licensee's or its general manger's sole judgment would not serve the public interest.

         Licensee may waive any of the foregoing regulations in specific instances, it, in its opinion, the Station will remain in compliance with all applicable laws, rules, regulations and policies and broadcasting in the public interest is served. In any case where questions of policy or interpretation arise, Programmer should submit the same to Licensee for decision before making any commitments in connection therewith.

                                 ATTACHMENT 3.6
                                 --------------
                            FORM OF PAYOLA AFFIDAVIT

City of ____________________________________)
                                            )
County of __________________________________)         SS:
                                            )
State of ___________________________________)

                          ANTI-PAYOLA/PLUGOLA AFFIDAVIT

__________________________, being first duly sworn, deposes and says as follows:

1.       He is _________________________ for __________________________________.
                        Position

2.       He has acted in the above capacity since _____________________________.

3. No matter has been broadcast by Station KRRT for which service, money or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted, by him from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

4. So far as he is aware, no matter has been broadcast by Station KRRT for which service, money, or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted by Station KRRT for by any independent contractor engaged by Station in in furnishing programs, from any person, which amtter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.


                                            ------------------------------------
                                                          Affiant

Subscribed and sworn to before me
this _____ day of _______________, 19_____.


- --------------------------------------
Notary Public


My Commission expires:_____________________________.

                                                               K R R T

                                                     PROGRAM LICENSE AGREEMENTS
                                                         AS OF JULY 1, 1995
                                                         ------------------

                                                           CONTRACT TERMS
                                                                       NO. OF      LICENSE                  RUNS
DISTRIBUTOR PRODUCT                                   START DATE      PAYMENTS     END DATE        LICENSED   AVAILABLE
- -------------------------------------------------------------------------------------------------------------------------
SYNDICATED PROGRAMS - CURRENT
- -----------------------------

MCA               MUNSTERS TODAY                       09/01/91          48         09/30/95         576         576
20TH CENTURY      SMALL WONDER                         01/01/92          42         09/30/95         764         497
20TH CENTURY      M*A*S*H*                             01/01/92          60         09/02/91        3060        1096
LORIMAR           PERFECT STRANGERS-1                  09/01/91          42         02/28/97         800         325
LORIMAR           PERFECT STRANGERS-2                  09/23/91           6         02/28/97         160          64
WARNER            PERFECT STRANGERS-3                  09/01/92           6         02/28/97         192         131
WARNER            PERFECT STRANGERS-4                  09/20/93           6         09/19/98          48          31
BUENA VISTA       GOLDEN GIRLS                         09/01/90          66         09/01/90        1440         187
MCA               OUT OF THIS WORLD                    03/01/92          48         09/30/96         768         253
TURNER            WONDER YEARS                         09/21/92          60         09/20/97        1300         394
TWENTIETH TV      COPS II & III                        09/13/93          24         09/12/95         520          50
PARAMOUNT         DEAR JOHN                            10/01/93          51         09/30/98         720         298
WARNER            FRESH PRINCE                         09/01/94          42         02/28/98         990         669
GENESIS           HWY PATROL-REN                       09/21/94          12         09/10/95         260          17
MCA               KNIGHT RIDER                         03/01/92          48         09/30/96         720           0
CANNELL           WISEGUY                              09/01/92          36         08/31/95         300          90
WORLDVISION       BEVERLY HILLS 90210                  09/01/94          48         09/01/96         520         291
WARNER            HOGAN FAMILY                         09/10/90          42         09/07/95         776           2
WARNER            HOGAN FAMILY (2)                     10/01/91           6         09/07/95         104          39
MULTIMEDIA        YOUNG PEOPLES SPC                    01/01/93          24         09/30/96         200         UNLIMITED
CANNELL           21 JUMP STREET                       01/01/92          36         12/31/95         624           2


                                                          UNPAID
DISTRIBUTOR PRODUCT                              LIABILITY     ASSIGNABILITY
- --------------------------------------------------------------------------------
SYNDICATED PROGRAMS - CURRENT
- -----------------------------

MCA                MUNSTERS TODAY                   12,000       W/CONSENT
20TH CENTURY       SMALL WONDER                       --         W/CONSENT
20TH CENTURY       M*A*S*H*                        306,000       W/CONSENT
LORIMAR            PERFECT STRANGERS-1                --         W/CONSENT
LORIMAR            PERFECT STRANGERS-2              55,000       W/CONSENT
WARNER             PERFECT STRANGERS-3             198,000       W/CONSENT
WARNER             PERFECT STRANGERS-4              49,500       W/CONSENT
BUENA VISTA        GOLDEN GIRLS                    208,000       W/CONSENT
MCA                OUT OF THIS WORLD                28,000       W/CONSENT
TURNER             WONDER YEARS                    225,356       W/CONSENT
TWENTIETH TV       COPS II & III                    26,000       W/CONSENT
PARAMOUNT          DEAR JOHN                       332.638       W/CONSENT
WARNER             FRESH PRINCE                    245,140       W/CONSENT
GENESIS            HWY PATROL-REN                   18,000       W/CONSENT
MCA                KNIGHT RIDER                     18,000       W/CONSENT
CANNELL            WISEGUY                           6,250       W/CONSENT
WORLDVISION        BEVERLY HILLS 90210             230,850       W/CONSENT
WARNER             HOGAN FAMILY                       --         W/CONSENT
WARNER             HOGAN FAMILY (2)                   --         W/CONSENT
MULTIMEDIA         YOUNG PEOPLES SPC                  --         W/CONSENT
CANNELL            21 JUMP STREET                     --         W/CONSENT

                                                               K R R T

                                                     PROGRAM LICENSE AGREEMENTS
                                                         AS OF JULY 1, 1995

                                                    CONTRACT TERMS
                                                                  NO. OF              LICENSE                     RUNS
DISTRIBUTOR       PRODUCT                       START DATE        PAYMENTS          END DATE         LICENSED          AVAILABLE
- ------------------------------------------------------------------------------------------------------------------------------------

FEATURE PACKAGES - CURRENT
- --------------------------

COLUMBIA             SHOWCASE II                 01/01/92              40                              150             118
COLUMBIA             GOLD                        01/01/93              48                              150             130
JCS SYND SVCS        CITY HEAT                   09/01/93              36                               75              61
TELEFLM SLES         FEATURES II                 09/01/93              24                              140             126
VIACOM               EXPLOITABLES 4              11/01/93              48                              210             179
VIACOM               BLACK MAGIC                 11/01/93              48                              144             135
VIACOM               FEATURES X                  11/01/93              48                              152             145
ITC                  FEATURES (CP)               10/01/93              24                               50              30
ENTERVISION          FISTS OF FURY               11/01/93              36                              203             203
WORLDVISION          CARLOCO & WVIII             12/01/93             198                              208             201
PARAMOUNT            PORT XIII-B                 08/01/91              48                              144              82
PARAMOUNT            PORTFOLIO XV                01/01/94              96                              156             138
PARAMOUNT            PREVIEW V                   05/01/93              48                              120             102
COLUMBIA             COL/V-B                     06/01/91               0                               88               2
COLUMBIA             COL/VI-B                    05/01/91               0                               72               9
DISNEY               DIS/MGI                     11/12/90               0                               92               1
FOX                  FOX/PRM2                    07/01/90               0                              210               7
MCA                  MCA/DBIII                   12/01/89               0                              248              79
MCA                  MCA/DEB                     11/01/91               0                               40               5
MCA                  MCA/DEB                     09/01/91               0                              264              22
MGM                  MGM/CP                      08/01/94               0                               40               9
ORB                  ORB/CCI                     06/01/91               0                              120              10
ORB                  ORB/CCII                    09/30/91               0                               90              50



                                                          UNPAID
DISTRIBUTOR PRODUCT                             LIABILITY      ASSIGNABILITY
- --------------------------------------------------------------------------------

FEATURE PACKAGES - CURRENT
- --------------------------

COLUMBIA             SHOWCASE II                  25,000        W/CONSENT
COLUMBIA             GOLD                         29,792        W/CONSENT
JCS SYND SVCS        CITY HEAT                     5,824        W/CONSENT
TELEFLM SLES         FEATURES II                   1,250        W/CONSENT
VIACOM               EXPLOITABLES 4               16,800        W/CONSENT
VIACOM               BLACK MAGIC                  15,288        W/CONSENT
ITC                  FEATURES (CP)                 1,667        W/CONSENT
ENTERVISION          FISTS OF FURY                15,467        SILENT
WORLDVISION          CARLOCO & WVIII              71,838        W/CONSENT
PARAMOUNT            PORT XIII-B                  39,000        W/CONSENT
PARAMOUNT            PORTFOLIO XV                126.750        W/CONSENT
PARAMOUNT            PREVIEW V                    27,500        W/CONSENT
COLUMBIA             COL/V-B                       --           W/CONSENT
COLUMBIA             COL/VI-B                      --           W/CONSENT
DISNEY               DIS/MGI                       --           W/CONSENT
FOX                  FOX/PRM2                      --           W/CONSENT
MCA                  MCA/DBIII                     --           W/CONSENT
MCA                  MCA/DEB                       --           W/CONSENT
MCA                  MCA/DEB                       --           W/CONSENT
MGM                  MGM/CP                        --           W/CONSENT
ORB                  ORB/CCI                       --           W/CONSENT
ORB                  ORB/CCII                      --           W/CONSENT

                                                                           K R R T

                                                                  PROGRAM LICENSE AGREEMENTS
                                                                      AS OF JULY 1, 1995
                                                                      ------------------

                                              CONTRACT TERMS
                                                           NO. OF            LICENSE                      RUNS
DISTRIBUTOR       PRODUCT                START DATE        PAYMENTS          END DATE         LICENSED          AVAILABLE
- ---------------------------------------------------------------------------------------------------------------------------


PARAMOUNT         PAR/PRIV                06/01/90             0                               144                   53
PARAMOUNT         PAR/SEII                06/01/90             0                               440                  228
PARAMOUNT         PAR/XI                  01/01/91             0                               112                   17
PARAMOUNT         PAR/XII                 07/01/91             0                               208                   17
PARAMOUNT         PAR/XIII-A              02/01/91             0                                72                   19
VES               VES/EOT                 02/13/90             0                               152                    5
VES               VES/FSIM                05/01/90             0                                88                   25
VIACOM            VIA/FEII                01/01/87             0                               232                    7
VIACOM            VIA/FEIX                12/01/88             0                               332                    4
VIACOM            VIA/FEXI                07/01/90             0                               230                   69
VIACOM            FIA/Y&R                 07/01/89             0                               174                   18


SYNDICATED PRODUCT - FUTURE

WARNER BROS   FAMILY MATTERS              09/18/95            48                               960                  960
WARNER BROS   FRESH PRINCE94-95*          09/01/95             6                               240                  240
WARNER BROS   FRESH PRINCE95-96*          09/01/96             6                               240                  240
WARNER BROS   FRESH PRINCE96-97*          09/01/97             6                               240                  240
PARAMOUNT     DEEP SPACE 9                09/01/96            48                               576                  576
ALL AMERICAN  BAYWATCH STRIP              09/25/95            24                               520                  520
PARAMOUNT     UNTOUCHABLES                09/01/96            48                               252                  252


                                             UNPAID
DISTRIBUTOR       PRODUCT                   LIABILITY         ASSIGNABILITY
- ---------------------------------------------------------------------------


PARAMOUNT         PAR/PRIV                        --           W/CONSENT
PARAMOUNT         PAR/SEII                        --           W/CONSENT
PARAMOUNT         PAR/XI                          --           W/CONSENT
PARAMOUNT         PAR/XII                         --           W/CONSENT
PARAMOUNT         PAR/XIII-A                      --           W/CONSENT
VES               VES/EOT                         --           W/CONSENT
VES               VES/FSIM                        --           W/CONSENT
VIACOM            VIA/FEII                        --           W/CONSENT
VIACOM            VIA/FEIX                        --           W/CONSENT
VIACOM            VIA/FEXI                        --           W/CONSENT
VIACOM            FIA/Y&R                         --           W/CONSENT


SYNDICATED PRODUCT - FUTURE

WARNER BROS      FAMILY MATTERS               225,000          W/CONSENT
WARNER BROS      FRESH PRINCE94-95*            81,900          W/CONSENT
WARNER BROS      FRESH PRINCE95-96*            81,900          W/CONSENT
WARNER BROS      FRESH PRINCE96-97*            81,900          W/CONSENT
PARAMOUNT        DEEP SPACE 9                 315,000          W/CONSENT
ALL AMERICAN     BAYWATCH STRIP                83,200          W/CONSENT
PARAMOUNT        UNTOUCHABLES                 189,000          W/CONSENT

*Estimated

                     ASSIGNMENT AND ASSUMPTION ON AGREEMENT
                     --------------------------------------

         THIS AGREEMENT is made this 31 day of May, 1996, by and among KABB, Inc., a Maryland corporation (hereinafter referred to as "Programmer"), KRRT, Inc., a Texas corporation (hereinafter referred to as "Licensee"), KRRT License Corp., a Texas corporation (hereinafter referred to as "License Corp."), and River City Broadcasting, L.P., a Delaware limited partnership (hereinafter referred to as "RCB").

                                    Recitals
                                    --------

         A. WHEREAS, RCB and SBG are parties to an Asset Purchase Agreement of even date herewith (the "RCB Purchase Agreement"); and

         B. WHEREAS, KRRT and SBG are parties to an Asset Purchase Agreement of even date herewith (the "KRRT Purchase Agreement"); and

         C. WHEREAS, the KRRT Purchase Agreement has been assigned by SBG to Programmer; and

         D. WHEREAS, RCB and KRRT are parties to a Time Brokerage Agreement dated August 3, 1995 (the "KRRT TBA"); and

         E. WHEREAS, the parties hereto desire to set forth their respective rights and obligations concerning the above recitals.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, agree as follows:

         1. Programmer hereby agrees to accept the assignment of the KRRT TBA subject to the modification of certain provisions as set forth below.

         2. All references to "Broker" in the TBA shall be to "Programmer."

         3. Section 1.2, Term, of the Time Brokerage Agreement is modified as follows:

            "This Agreement shall be in force from the 31 day of May, 1996 for the Initial Term of five (5) years. Programmer shall have the option of extending the Initial Term for an additional term ("Renewal Term") ending five (5) years immediately after the end of the Initial Term. In the event that Programmer wishes to exercise the Renewal Term option, Programmer shall give Licensee written notice of the exercise of said option at least six (6) months prior to the end of the Initial Term."

         4. Section 1.4 the KRRT TBA is hereby deleted.

         5. Attachment 1.5 is hereby amended as follows:

           "During the term of the Time Brokerage Agreement and any renewal thereof, Programmer will pay to the Licensee on the first day of each month a monthly payment (the "LMA Payment") equal to (i) an amount (the "Base Payment") representing the Licensee's estimated cost (as per Schedule A attached hereto) of operating the station. The LMA Payment shall be adjusted periodically by the parties in good faith to reflect: (i) changes in the station's operating costs, and (ii) capital expenditures reasonably necessary for the continuation of the station's broadcast signal so that Licensee will recover all of its expenses and capital expenditures relating to the operations of the station. In addition to the LMA Payment, during the last twelve (12) months of the Initial Term of the KRRT TBA, Programmer will pay to Licensee the Licensee Fee of $8,334.00 per month. During the Renewal Period commencing on 31 day of May 2001, the License Fee will be $8,334.00 per month. The License Fee shall be payable on the same date that the LMA Payments are due."

         6.This Agreement may be executed in counterparts, each of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement this day and year first written above.


         LICENSEE:                             PROGRAMMER:

         KRRT, INC.                            KABB, INC.


By: /s/ Myron Jones                            By: /s/ David B. Amy
     -------------                                ----------------------


         LICENSE CORP.:                        ASSIGNOR:

         KRRT LICENSE CORP.                    RIVER CITY BROADCASTING, L.P.

By: /s/ Myron Jones                            By: /s/ Robert Quicksilver
     ----------------                              ----------------------



                                        v